                                                                   EXHIBIT 99.1


                              THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                                TABLE OF CONTENTS
                             AS OF DECEMBER 31, 2000




        INFORMATION                                                             PAGE
        -----------                                                             ----
Overview                                                                          5-6

Summary of Operating Properties                                                     7

Summary of Properties Under Construction                                            8

Supplemental Financial Data                                                         9

Property Operating Income                                                       10-13

Unconsolidated Joint Ventures Net Income
     and Funds from Operations                                                  14-15

Occupancy Analysis                                                                 16

Lease Expiration Schedule                                                       17-18

Rental Rates                                                                       19

Average Rents                                                                      20

Summary of Outstanding Consolidated Indebtedness                                21-22

Summary of Outstanding Unconsolidated Indebtedness                              23-24

Specialty Store Tenant Reported Sales Analysis                                     25

Capital Expenditures                                                            26-28

Financial Ratios                                                                29-30

                              THE MILLS CORPORATION
                                    OVERVIEW


THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of December 31, 2000, a 1% interest as the sole general partner and a 58.68% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects), community shopping center and a portfolio of single tenant net lease properties. As of December 31, 2000, the Operating Partnership owns or holds an interest in the following operating properties:

         Mills                                                Location (Metropolitan Market Served)
         -----                                                -------------------------------------
         Franklin Mills                                       Philadelphia, PA  (Philadelphia)
         Gurnee Mills                                         Gurnee, IL (Chicago)
         Potomac Mills                                        Woodbridge, VA (Washington, DC)
         Sawgrass Mills                                       Sunrise, FL (Ft. Lauderdale)
         Ontario Mills                                        Ontario, CA (Los Angeles)
         Grapevine Mills                                      Grapevine, TX (Dallas/Fort Worth)
         Arizona Mills                                        Tempe, AZ (Phoenix)
         The Oasis at Sawgrass                                Sunrise, FL  (Ft. Lauderdale)
         Concord Mills                                        Concord, NC (Charlotte)
         Katy Mills                                           Houston, TX (Houston)
         Opry Mills                                           Nashville, TN (Nashville)
         Arundel Mills                                        Dorchester, MD (Washington, DC)

         Block
         -----
         The Block at Orange                                  Orange, CA  (Los Angeles)

         Community Center
         ----------------

         Liberty Plaza                                        Philadelphia, PA


In addition to the operating properties, the Company owns a portfolio of single tenant net lease properties, which are located at various locations in the United States. Also, the Company is actively involved in the pre-development or development of a number of new projects, including Discover Mills (Atlanta, GA), Colorado Mills (Denver, CO), Vaughan Mills (Toronto, Canada), Meadowlands Mills (Carlstadt, NJ) and Missouri Mills (St. Louis, MO).

                              THE MILLS CORPORATION
                                    OVERVIEW



CAUTIONARY STATEMENT
--------------------

Certain information contained in this Supplemental Information package may constitute "forward-looking statements" for the purposes of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guarantees of future performance.

Forward-looking statements, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", or "continue" or the negative thereof or other variations thereon or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends, and uncertainties are the general economic climate; the supply and demand for retail properties; interest rate levels; the availability of financing; and other risks associated with the development, acquisition, and operation of retail properties, including risks that the development of a project may not be completed on schedule, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated.

The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

                              THE MILLS CORPORATION
                         Summary of Operating Properties

       The following table sets forth certain information with respect to the properties as of December 31, 2000:

                                                                                                       Anchor        Specialty
                                                            Year                      Total            Store           Store
                                     Metropolitan          Opened/    Ownership        GLA              GLA             GLA
          Name/Location              Area Serviced        Acquired   Percentage    (Sq. Ft.) (1)     (sq. ft.) (1)  (sq.ft.) (1)
      ----------------------         -------------        --------   ----------   ---------------   --------------  -------------
      MILLS
      Potomac Mills...........      Washington D.C./           1985        100%          1,635,591       1,008,915         626,676
             Woodbridge, VA         Baltimore
      Franklin Mills..........      Philadelphia/              1989        100%          1,739,480       1,125,314         614,166
             Philadelphia, PA       Wilmington
      Sawgrass Mills..........      Fort Lauderdale, FL/       1990        100%          1,849,159       1,172,542         676,617
             Sunrise, FL            Miami/Palm Beach
      Gurnee Mills............      Chicago/Milwaukee          1991        100%          1,699,808       1,076,646         623,162
              Gurnee, IL
      Ontario Mills...........      Los Angeles                1996         50%          1,471,096         961,527         509,569
              Ontario, CA
      Grapevine Mills.........      Dallas/Fort Worth          1997        37.5%         1,547,611       1,026,628         520,983
           Grapevine, TX
      Arizona Mills...........      Phoenix                    1997        36.8%         1,227,564         706,089         521,475
           Tempe, AZ
      The Oasis at Sawgrass...      Fort Lauderdale, FL/       1999         50%            290,063         134,860         155,203
             Sunrise, FL            Miami/Palm Beach
      Concord Mills...........      Charlotte                  1999        37.5%         1,260,655         691,342         569,313
             Concord, NC
      Katy Mills..............      Houston                    1999        62.5%         1,189,726         627,166         562,560
             Houston, TX
      Opry Mills..............      Nashville                  2000        66.7%         1,111,264         576,397         534,867
             Nashville, TN
      Arundel Mills...........      Baltimore/                 2000        37.5%         1,011,023         471,597         539,426
             Dorchester, MD         Washington, DC
                                                                                     --------------    ------------   -------------
                 MILLS TOTALS/WEIGHTED AVERAGES....................                     16,033,040       9,579,023       6,454,017
                                                                                     ==============    ============   =============

      The Block at Orange           Los Angeles/Orange
                                    County                     1998          50%           642,057         384,716         257,341
                                                                                    ==============    ============   =============

      Liberty Plaza                 Philadelphia               1994         100%           371,535         319,255          52,280
                                                                                    ==============    ============   =============

                                                                          Annualized          No. of
                                     Metropolitan           Percent          Base             Anchor
          Name/Location              Area Serviced         Leased (2)      Rent (4)         Stores (3)
      ----------------------         -------------         ----------      --------         ----------
      MILLS
      Potomac Mills...........      Washington D.C./             98%     $ 22,979,703          19
             Woodbridge, VA         Baltimore
      Franklin Mills..........      Philadelphia/                96%       18,738,160          19
             Philadelphia, PA       Wilmington
      Sawgrass Mills..........      Fort Lauderdale, FL/         99%       27,089,033          19
             Sunrise, FL            Miami/Palm Beach
      Gurnee Mills............      Chicago/Milwaukee            97%       18,262,971          17
              Gurnee, IL
      Ontario Mills...........      Los Angeles                  98%       20,411,794          23
              Ontario, CA
      Grapevine Mills.........      Dallas/Fort Worth            97%       21,944,926          20
           Grapevine, TX
      Arizona Mills...........      Phoenix                      98%       20,151,140          16
           Tempe, AZ
      The Oasis at Sawgrass...      Fort Lauderdale, FL/         90%         5,238,497          3
             Sunrise, FL            Miami/Palm Beach
      Concord Mills...........      Charlotte                    94%       19,833,882          16
             Concord, NC
      Katy Mills..............      Houston                      92%       18,041,503          13
             Houston, TX
      Opry Mills..............      Nashville                    97%       21,888,305          15
             Nashville, TN
      Arundel Mills...........      Baltimore/                   88%       19,503,121          11
             Dorchester, MD         Washington, DC
                                                                      ----------------   -------------
                 MILLS TOTALS/WEIGHTED AVERAGES...........       96%     $234,083,035         191
                                                                      ================   =============

      The Block at Orange           Los Angeles/Orange
                                    County                       95%     $ 14,072,727          10
                                                                      ================   =============

      Liberty Plaza                 Philadelphia                 97%      $ 3,032,714           4
                                                                      ================   =============


   (1)Includes 960,933 square feet of gross leaseable area owned by certain store tenants as follows: Potomac Mills-80,000 square feet of gross leaseable area; Franklin Mills-209,612 square feet of gross leaseable area; Sawgrass Mills-281,774 square feet of gross leaseable area; Gurnee Mills-250,806 square feet of gross leaseable area; Liberty Plaza - 13,741 square feet of gross leaseable area; and Ontario Mills - 125,000 square feet of gross leaseable area.
   (2)Gross leaseable area leased is defined as follows: all space leased and for which rent is being paid as of December 1, 2000, excluding tenants with leases having a term of less than 1 year plus gross leaseable area owned by store tenants described in footnote (1).
   (3)Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).
   (4)Annualized Base Rent is defined as the contractual minimum rent of tenants comprising gross leaseable occupied area at 12/1/00 multiplied by 12, excluding tenants as noted in footnote (1) and ground leases of 152,370 square feet at Franklin Mills and 177,063 square feet at Grapevine Mills.

                              THE MILLS CORPORATION
                    SUMMARY OF PROPERTIES UNDER CONSTRUCTION



                                                                                                           Estimated
                                                         Anticipated      Approx.                          Aggregate
                                     Metropolitan          Opening          GLA            Company          Project
          Name/Location              Area Serviced         Date (1)     (Sq. Ft.) (1,2)   Ownership        Cost (1)
      ----------------------         -------------      ------------   --------------   --------------    ------------
                                                                                                           (millions)
      Discover Mills                     Atlanta            Fall           1,200,000        50.0%            $ 238
             Atlanta, GA                                    2001

                                                                     Anchor
                                   Required       Company's           Store
                                 Equity from      Equity at          Tenant
          Name/Location            Company         12/31/00        Commitments
      ----------------------     -------------   -------------   ----------------
                                   (millions)
      Discover Mills                 $ -              $ -               9
             Atlanta, GA

   (1)Anticipated Opening Dates, Approximate Gross Leaseable Area and Estimated Aggregate Project Cost may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.
   (2)Approximate GLA includes space that may be owned by certain anchor store tenants.

                              THE MILLS CORPORATION
                           SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                      THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                                         December 31,                       December 31,
                                                                   2000                1999            2000               1999
                                                                ------------       -------------   -------------      -------------
STATEMENT OF OPERATIONS DATA:
      REVENUES:
          Minimum rent                                             $ 27,258            $ 26,655        $103,550           $104,407
          Percentage rent                                             1,818               2,544           2,891              3,677
          Recoveries from tenants                                    12,867              11,921          52,006             51,680
          Other property revenue                                      3,441               3,050          10,314              8,778
          Management fee income                                       2,232               1,881           8,445              4,891
          Other fee income                                              538               2,337           8,637              8,647
          Interest income                                             1,035                 480           4,868              2,605
                                                                ------------       -------------   -------------      -------------
          Total revenues                                             49,189              48,868         190,711            184,685

      EXPENSES:
          Recoverable from tenants                                   10,717               9,830          44,333             44,464
          Other operating                                             1,651               2,451           5,362              6,184
          General and administrative                                  4,904               3,239          15,691             12,416
          Interest expense                                           13,627              13,220          56,736             49,498
          Depreciation and amortization                              11,647               9,712          38,065             34,164
                                                                ------------       -------------   -------------      -------------
          Total expenses                                             42,546              38,452         160,187            146,726

      Other income/(expense)                                         (3,859)             (2,187)         (4,120)            (1,643)
      Gain on sale of community centers                                   -                   -          18,370                  -
      Equity in earnings of unconsolidated joint ventures            10,522               5,538          16,571             12,287
                                                                ------------       -------------   -------------      -------------

      Income before extraordinary item and minority interests        13,306              13,767          61,255             48,603

      Extraordinary losses on debt extinguishments                        -                   -          (3,147)            (2,762)
      Equity in extraordinary losses on debt extinguishments
           of unconsolidated joint ventures                            (347)                  -            (347)                 -
                                                                ------------       -------------   -------------      -------------

      Income before minority interests                               12,959              13,767          57,761             45,841

      Minority interests                                             (5,225)             (5,590)        (23,341)           (18,618)
                                                                ------------       -------------   -------------      -------------

      Net income                                                   $  7,734            $  8,177        $ 34,420           $ 27,223
                                                                ============       =============   =============      =============

      Income per share before extraordinary item  (Basic)          $   0.34            $   0.35        $   1.57           $   1.25
                                                                ============       =============   =============      =============
      Income per share before extraordinary item  (Diluted)        $   0.34            $   0.35        $   1.56           $   1.24
                                                                ============       =============   =============      =============

      Net income per share (Basic)                                 $   0.33            $   0.35        $   1.48           $   1.18
                                                                ============       =============   =============      =============
      Net income per share (Diluted)                               $   0.33            $   0.34        $   1.47           $   1.17
                                                                ============       =============   =============      =============

FUNDS FROM OPERATIONS (*):
      Income before extraordinary item
          and minority interests                                   $ 13,306            $ 13,767        $ 61,255           $ 48,603

      Adjustments:
          Add:  Depreciation and amortization of real estate
                assets                                               10,625               9,180          35,028             32,333
          Add:  Real estate depreciation and amortization
                of unconsolidated joint ventures                      7,398               5,450          27,366             14,140
          Less: Gain on disposition of community
                centers                                                   -                   -         (18,370)                 -
                                                                ------------       -------------   -------------      -------------


      Funds from operations                                        $ 31,329            $ 28,397        $105,279           $ 95,076
                                                                ============       =============   =============      =============

      BASIC:
      Weighted average shares                                        23,288              23,144          23,295             23,131
      Weighted average shares and units                              39,115              38,988          39,123             38,976

      DILUTED:
      Weighted average shares                                        23,288              23,144          23,338             23,293
      Weighted average shares and units                              39,116              38,988          39,166             39,137

Note: Included in total revenues and total expenses for the three months ended
      December 31, 2000 were $2,518 of revenues, $2,039 of interest expense and $653 of depreciation expense relating to the portfolio of single tenant net lease properties ("Acquired Properties") acquired in two transactions at the beginning of the fourth quarter of 2000. Included in total revenues and total expenses for the three months ended December 31, 1999 were revenues and expenses related to the ten community centers ("Disposed Properties") that were sold during the third quarter of 2000. Total revenues for the Disposed Properties were $5,054 and total expenses were $4,929 for the three months ended December 31, 1999. Total expenses included $2,011 of interest expense and $1,464 of depreciation expense. For the twelve month period ended December 31, 2000, total revenues and total expenses included $2,518 of revenues and $2,039 of interest expense related to the Acquired Properties. Also, total revenues and total expenses included $12,809 of revenues and $10,821 of expenses related to the Disposed Properties. Total expenses included $4,935 of interest expense and $2,523 of depreciation expense. For the twelve months ended December 31, 1999, total revenues and total expenses included $21,330 of revenues and $18,424 of expenses related to the Disposed Properties. Included in total expenses for the twelve month period ended December 31, 1999 were $8,211 of interest expense and $4,438 of depreciation expense.

--------------------------------------------------------------------------------

(*) The Company generally considers Funds From Operations (FFO) a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States (GAAP)), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP,
      (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM), LIBERTY PLAZA AND THE SINGLE TENANT NET LEASE PROPERTIES. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED DECEMBER 31, 2000

WHOLLY OWNED PROPERTIES

                                            Potomac      Franklin     Sawgrass       Gurnee      Mainstreet  Liberty Plaza
                                            -------      --------     --------       ------      ----------  -------------
RENTAL REVENUES:
     Minimum rent                              $ 5,777      $ 4,726       $ 6,915       $ 4,721      $ 1,858         $ 743
     Percentage rent                               263          351           738           393           73             -
     Recoveries from tenants                     2,521        3,239         4,088         2,852           10           157
     Other revenue                                 597          531         1,243           855          207             8

                                         ---------------------------------------------------------------------------------
         Total rental revenues                   9,158        8,847        12,984         8,821        2,148           908

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    2,000        2,257         3,872         2,275            -           313
     Other operating  (1)                          (86)         297           343           485          628           (16)
                                         ---------------------------------------------------------------------------------
         Total property operating costs          1,914        2,554         4,215         2,760          628           297

                                         ---------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 7,244      $ 6,293       $ 8,769       $ 6,061      $ 1,520         $ 611
                                         =================================================================================


WHOLLY OWNED PROPERTIES                  Single Tenant    Total
                                           Net Lease   w/o Disposed     Disposed
                                          Properties   Properties(2)  Properties (2)    Total
                                          ----------   ------------   -------------     -----
RENTAL REVENUES:
     Minimum rent                              $ 2,518     $ 27,258           $ -      $ 27,258
     Percentage rent                                 -        1,818             -         1,818
     Recoveries from tenants                         -       12,867             -        12,867
     Other revenue                                   -        3,441             -         3,441
                                          ------------------------------------------------------
         Total rental revenues                   2,518       45,384             -        45,384

PROPERTY OPERATING COSTS:
     Recoverable from tenants                        -       10,717             -        10,717
     Other operating  (1)                            -        1,651             -         1,651
                                          ------------------------------------------------------
         Total property operating costs              -       12,368             -        12,368

                                          ------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 2,518     $ 33,016           $ -      $ 33,016
                                          ======================================================

UNCONSOLIDATED JOINT VENTURES
                                            Ontario     Grapevine      Arizona      The Block    The Oasis      Concord
                                            -------     ---------      -------      ---------    ---------      -------
RENTAL REVENUES:
     Minimum rent                              $ 5,308      $ 6,299       $ 5,360       $ 4,310      $ 1,370       $ 5,328
     Percentage rent                               949          314           493           362          411           161
     Recoveries from tenants                     2,224        2,633         2,416         1,086        1,016         1,960
     Other revenue                               1,050        2,237           746           534           77           822
                                         ---------------------------------------------------------------------------------
         Total rental revenues                   9,531       11,483         9,015         6,292        2,874         8,271

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    2,220        2,033         2,021         1,362        1,014         1,376
     Other operating  (1)                          637          206           278           407          494           124
                                         ---------------------------------------------------------------------------------
         Total property operating costs          2,857        2,239         2,299         1,769        1,508         1,500

                                         ---------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 6,674      $ 9,244       $ 6,716       $ 4,523      $ 1,366       $ 6,771
                                         =================================================================================

UNCONSOLIDATED JOINT VENTURES
                                             Katy          Opry        Arundel        Other          Total
                                             ----          ----        -------        -----          -----
RENTAL REVENUES:
     Minimum rent                              $ 4,701      $ 5,865       $ 2,550          $ 25     $ 41,116
     Percentage rent                               114           58             -             -        2,862
     Recoveries from tenants                     2,366        1,978           673             -       16,352
     Other revenue                                 820          824           562             -        7,672
                                           ------------------------------------------------------------------
         Total rental revenues                   8,001        8,725         3,785            25       68,002

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    2,320        1,597           618             -       14,561
     Other operating  (1)                          500          105            31           396        3,178
                                           ------------------------------------------------------------------
         Total property operating costs          2,820        1,702           649           396       17,739

                                           ------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 5,181      $ 7,023       $ 3,136        $ (371)    $ 50,263
                                           ==================================================================


(1) Total property operating costs excludes management fees as follows: Potomac Mills - $258, Franklin Mills - $212, Sawgrass Mills - $282, Gurnee Mills - $226, Liberty Plaza - $30, Ontario Mills - $343, Grapevine Mills - $466, Arizona Mills - $520, The Block at Orange - $172, The Oasis at Sawgrass - $50, Concord Mills - $382, Katy Mills - $202 Opry Mills - $227 and Arundel Mills - $186.
(2) On August 3, 2000, the Company sold its interest in ten community centers (the Disposed Properties).

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED DECEMBER 31, 1999

WHOLLY OWNED PROPERTIES

                                              Potomac      Franklin     Sawgrass       Gurnee      Mainstreet  Liberty Plaza
                                              -------      --------     --------       ------      ----------  -------------
RENTAL REVENUES:
     Minimum rent                              $ 5,489      $ 4,503       $ 6,275       $ 4,737      $ 1,126         $ 513
     Percentage rent                               401          392         1,233           445           34             -
     Recoveries from tenants                     2,237        2,990         3,175         2,473            8           106
     Other revenue                                 473          507         1,064           810          123             2
                                         -----------------------------------------------------------------------------------
         Total rental revenues                   8,600        8,392        11,747         8,465        1,291           621

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    1,781        2,046         2,738         2,120            -           (18)
     Other operating  (1)                          233          301           250           697          580            98
                                         -----------------------------------------------------------------------------------
         Total property operating costs          2,014        2,347         2,988         2,817          580            80

                                         -----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 6,586      $ 6,045       $ 8,759       $ 5,648        $ 711         $ 541
                                         ===================================================================================

WHOLLY OWNED PROPERTIES                      Total
                                          w/o Disposed      Disposed
                                          Properties (2)  Properties (2)  Total
                                          --------------  ------------    -----
RENTAL REVENUES:
     Minimum rent                            $ 22,643      $ 4,012      $ 26,655
     Percentage rent                            2,505           39         2,544
     Recoveries from tenants                   10,989          932        11,921
     Other revenue                              2,979           71         3,050
                                         ----------------------------------------
         Total rental revenues                 39,116        5,054        44,170

PROPERTY OPERATING COSTS:
     Recoverable from tenants                   8,667        1,163         9,830
     Other operating  (1)                       2,159          292         2,451
                                         ----------------------------------------
         Total property operating costs        10,826        1,455        12,281

                                         ----------------------------------------
PROPERTY OPERATING INCOME                    $ 28,290      $ 3,599      $ 31,889
                                         ========================================

UNCONSOLIDATED JOINT VENTURES

                                            Ontario     Grapevine      Arizona      The Block    The Oasis      Concord
                                            -------     ---------      -------      ---------    ---------      -------
RENTAL REVENUES:
     Minimum rent                              $ 5,020      $ 6,296       $ 5,350       $ 4,307      $ 1,541       $ 4,904
     Percentage rent                               395          233           406           133            -            38
     Recoveries from tenants                     2,383        2,559         1,743           587          696         1,191
     Other revenue                               1,567          919           725           382           54           766
                                         ----------------------------------------------------------------------------------
         Total rental revenues                   9,365       10,007         8,224         5,409        2,291         6,899

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    1,792        2,079         1,957         1,089          538         1,323
     Other operating  (1)                          378          305           365          (160)         137           275
                                         ----------------------------------------------------------------------------------
         Total property operating costs          2,170        2,384         2,322           929          675         1,598

                                         ----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 7,195      $ 7,623       $ 5,902       $ 4,480      $ 1,616       $ 5,301
                                         ==================================================================================

UNCONSOLIDATED JOINT VENTURES

                                            Katy         Other         Total
                                            ----         -----         -----
RENTAL REVENUES:
     Minimum rent                             $ 3,416         $ 13      $ 30,847
     Percentage rent                                3            -         1,208
     Recoveries from tenants                    1,091            1        10,251
     Other revenue                                488            -         4,901
                                         ----------------------------------------
         Total rental revenues                  4,998           14        47,207

PROPERTY OPERATING COSTS:
     Recoverable from tenants                   1,334           (1)       10,111
     Other operating  (1)                          79          123         1,502
                                         ----------------------------------------
         Total property operating costs         1,413          122        11,613

                                         ----------------------------------------
PROPERTY OPERATING INCOME                     $ 3,585       $ (108)     $ 35,594
                                         ========================================


(1) Total property operating costs excludes management fees as follows: Potomac Mills - $270, Franklin Mills - $204, Sawgrass Mills - $321, Gurnee Mills - $269, Liberty Plaza $22, Disposed Properties - $188, Ontario Mills - $259, Grapevine Mills - $320, Arizona Mills - $339, The Block at Orange - $157, The Oasis at Sawgrass - $70, Concord Mills - $358 and Katy Mills - $150.
(2) On August 3, 2000, the Company sold its interest in ten community centers (the Disposed Properties).

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)




THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM), THE COMMUNITY CENTERS AND THE SINGLE TENANT NET LEASE PROPERTIES. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000

WHOLLY OWNED PROPERTIES

                                            Potomac      Franklin     Sawgrass       Gurnee      Mainstreet  Liberty Plaza
                                            -------      --------     --------       ------      ----------  -------------
RENTAL REVENUES:
     Minimum rent                             $ 22,417     $ 18,574      $ 26,056      $ 18,350      $ 3,947       $ 2,419
     Percentage rent                               320          406         1,200           490          361             -
     Recoveries from tenants                     9,994       12,503        15,425        10,393           95           706
     Other revenue                               1,695        1,286         4,056         1,969          723            49
                                         ----------------------------------------------------------------------------------
         Total rental revenues                  34,426       32,769        46,737        31,202        5,126         3,174

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    8,178        9,253        14,075         8,810            -           854
     Other operating  (1)                          398          806           660           894        2,309            95
                                         ----------------------------------------------------------------------------------
         Total property operating costs          8,576       10,059        14,735         9,704        2,309           949

                                         ----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     $ 25,850     $ 22,710      $ 32,002      $ 21,498      $ 2,817       $ 2,225
                                         ==================================================================================

WHOLLY OWNED PROPERTIES                  Single Tenant    Total
                                           Net Lease   w/o Disposed    Disposed
                                          Properties    Properties   Properties (2)    Total
                                          ----------    ----------   --------------    -----
RENTAL REVENUES:
     Minimum rent                              $ 2,518     $ 94,281       $ 9,269     $ 103,550
     Percentage rent                                 -        2,777           114         2,891
     Recoveries from tenants                         -       49,116         2,890        52,006
     Other revenue                                   -        9,778           536        10,314
                                         -------------------------------------------------------
         Total rental revenues                   2,518      155,952        12,809       168,761

PROPERTY OPERATING COSTS:
     Recoverable from tenants                        -       41,170         3,163        44,333
     Other operating  (1)                            -        5,162           200         5,362
                                         -------------------------------------------------------
         Total property operating costs              -       46,332         3,363        49,695

                                         -------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 2,518    $ 109,620       $ 9,446     $ 119,066
                                         =======================================================


UNCONSOLIDATED JOINT VENTURES

                                            Ontario     Grapevine      Arizona      The Block    The Oasis      Concord
                                            -------     ---------      -------      ---------    ---------      -------
RENTAL REVENUES:
     Minimum rent                             $ 20,730     $ 23,959      $ 21,425      $ 16,721      $ 5,763      $ 20,510
     Percentage rent                             1,234          736           744           461          411           288
     Recoveries from tenants                     9,618       11,139         8,622         3,817        2,537         6,595
     Other revenue                               5,373        5,534         4,867         1,292          226         2,128
                                         ----------------------------------------------------------------------------------
         Total rental revenues                  36,955       41,368        35,658        22,291        8,937        29,521

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    8,704        9,352         7,932         4,840        2,482         6,023
     Other operating  (1)                        1,989          550           812         1,124          720           537
                                         ----------------------------------------------------------------------------------
         Total property operating costs         10,693        9,902         8,744         5,964        3,202         6,560

                                         ----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     $ 26,262     $ 31,466      $ 26,914      $ 16,327      $ 5,735      $ 22,961
                                         ==================================================================================

UNCONSOLIDATED JOINT VENTURES

                                            Katy          Opry        Arundel        Other        Total
                                            ----          ----        -------        -----        -----
RENTAL REVENUES:
     Minimum rent                            $ 19,352     $ 14,364       $ 2,550         $ 139    $ 145,513
     Percentage rent                              281          106             -             -        4,261
     Recoveries from tenants                    8,953        4,913           673             3       56,870
     Other revenue                              1,879        1,497           562             -       23,358
                                         -------------------------------------------------------------------
         Total rental revenues                 30,465       20,880         3,785           142      230,002

PROPERTY OPERATING COSTS:
     Recoverable from tenants                   8,633        4,130           618             -       52,714
     Other operating  (1)                         941          537            31           679        7,920
                                         -------------------------------------------------------------------
         Total property operating costs         9,574        4,667           649           679       60,634

                                         -------------------------------------------------------------------
PROPERTY OPERATING INCOME                    $ 20,891     $ 16,213       $ 3,136        $ (537)   $ 169,368
                                         ===================================================================

(1) Total property operating costs excludes management fees as follows: Potomac Mills - $981, Franklin Mills - $785, Sawgrass Mills - $1,060, Gurnee Mills
     - $768, Liberty Plaza - $98, Disposed Properties - $369, Ontario Mills - $1,081, Grapevine Mills - $1,587, Arizona Mills - $1,601, The Block at Orange - $656, The Oasis at Sawgrass - $209, Concord Mills - $1,363, Katy Mills - $735, Opry Mills - $559 and Arundel Mills - $186.
(2) On August 3, 2000, the Company sold its interest in ten community centers (the Disposed Properties).

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)




THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

WHOLLY OWNED PROPERTIES

                                            Potomac      Franklin     Sawgrass       Gurnee      Mainstreet  Liberty Plaza
                                            -------      --------     --------       ------      ----------  -------------
RENTAL REVENUES:
     Minimum rent                             $ 21,698     $ 18,437      $ 25,680      $ 18,109      $ 2,423       $ 2,261
     Percentage rent                               486          452         1,868           544          236             -
     Recoveries from tenants                     9,510       11,942        14,771         9,724           62           692
     Other revenue                               1,077        1,146         3,717         1,771          599             7
                                         ----------------------------------------------------------------------------------
         Total rental revenues                  32,771       31,977        46,036        30,148        3,320         2,960

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    8,023        9,095        13,101         8,446            7           639
     Other operating  (1)                          735          966           703         1,150        1,838           170
                                         ----------------------------------------------------------------------------------
         Total property operating costs          8,758       10,061        13,804         9,596        1,845           809

                                         ----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     $ 24,013     $ 21,916      $ 32,232      $ 20,552      $ 1,475       $ 2,151
                                         ==================================================================================

WHOLLY OWNED PROPERTIES                       Total
                                          w/o Disposed      Disposed
                                          Properties (2)  Properties (2)   Total
                                          --------------  ------------     -----
RENTAL REVENUES:
     Minimum rent                              $ 88,608     $ 15,799     $ 104,407
     Percentage rent                              3,586           91         3,677
     Recoveries from tenants                     46,701        4,979        51,680
     Other revenue                                8,317          461         8,778
                                         ------------------------------------------
         Total rental revenues                  147,212       21,330       168,542

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    39,311        5,153        44,464
     Other operating  (1)                         5,562          622         6,184
                                         ------------------------------------------
         Total property operating costs          44,873        5,775        50,648

                                         ------------------------------------------
PROPERTY OPERATING INCOME                     $ 102,339     $ 15,555     $ 117,894
                                         ==========================================

UNCONSOLIDATED JOINT VENTURES

                                            Ontario     Grapevine      Arizona      The Block    The Oasis      Concord
                                            -------     ---------      -------      ---------    ---------      -------
RENTAL REVENUES:
     Minimum rent                             $ 19,507     $ 22,391      $ 20,986      $ 16,139      $ 4,221       $ 5,763
     Percentage rent                               447          233           542           143            -            38
     Recoveries from tenants                     9,513       10,079         8,381         3,363        1,336         1,394
     Other revenue                               2,905        2,373         1,902         1,335          103           831
                                         ----------------------------------------------------------------------------------
         Total rental revenues                  32,372       35,076        31,811        20,980        5,660         8,026

PROPERTY OPERATING COSTS:
     Recoverable from tenants                    8,296        8,808         8,048         4,761        1,240         1,622
     Other operating  (1)                          760          916         1,151           465          377           279
                                         ----------------------------------------------------------------------------------
         Total property operating costs          9,056        9,724         9,199         5,226        1,617         1,901

                                         ----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     $ 23,316     $ 25,352      $ 22,612      $ 15,754      $ 4,043       $ 6,125
                                         ==================================================================================

UNCONSOLIDATED JOINT VENTURES

                                            Katy         Other         Total
                                            ----         -----         -----
RENTAL REVENUES:
     Minimum rent                             $ 3,416         $ 85      $ 92,508
     Percentage rent                                3            -         1,406
     Recoveries from tenants                    1,091            6        35,163
     Other revenue                                488            -         9,937
                                         ----------------------------------------
         Total rental revenues                  4,998           91       139,014

PROPERTY OPERATING COSTS:
     Recoverable from tenants                   1,334            8        34,117
     Other operating  (1)                          79          341         4,368
                                         ----------------------------------------
         Total property operating costs         1,413          349        38,485

                                         ----------------------------------------
PROPERTY OPERATING INCOME                     $ 3,585       $ (258)    $ 100,529
                                         ========================================


(1) Total property operating costs excludes management fees as follows: Potomac Mills - $935, Franklin Mills - $791, Sawgrass Mills - $1,218, Gurnee Mills
     - $867, Liberty Plaza - $92, Disposed Properties - $703, Ontario Mills - $849, Grapevine Mills - $1,332, Arizona Mills - $1,357, The Block at Orange
     - $660, The Oasis at Sawgrass - $151, Concord Mills - $365 and Katy Mills - $150.
(2) On August 3, 2000, the Company sold its interest in ten community centers (the Disposed Properties).

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



FOR THE THREE MONTHS ENDED DECEMBER 31, 2000


                                           Ontario      Grapevine      Arizona     The Block     The Oasis     Concord
                                           -------      ---------      -------     ---------     ---------     -------
REVENUES:
     Minimum rent                             $ 5,308       $ 6,299       $ 5,360      $ 4,310       $ 1,370      $ 5,328
     Percentage rent                              949           314           493          362           411          161
     Recoveries from tenants                    2,224         2,633         2,416        1,086         1,016        1,960
     Interest income                              131           128            68          476           125           90
     Other revenue                              1,050         2,237           746          534            77          822
                                         ---------------------------------------------------------------------------------
         Total revenues                         9,662        11,611         9,083        6,768         2,999        8,361

EXPENSES:
     Recoverable from tenants                   2,220         2,033         2,021        1,362         1,014        1,376
     Other operating  (1)                         980           672           798          579           544          506
     Interest expense                           2,476         2,797         2,965        2,220           820        3,828
     Depreciation and amortization              2,405         2,633         1,761        3,147           890        3,146
                                         ---------------------------------------------------------------------------------
        Total Expenses                          8,081         8,135         7,545        7,308         3,268        8,856

     Gain on Land Sales                             -             -             -            -             -            -
     Other                                          -             -          (943)           -             -            -
                                         ---------------------------------------------------------------------------------

NET INCOME/(LOSS)                               1,581         3,476           595         (540)         (269)        (495)
                                         =================================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items               1,581         3,476           595         (540)         (269)        (495)

Adjustments:
     Add: Extraordinary loss on debt
        extinguishment                              -             -           943            -             -            -
     Add: Depreciation and amortization
          of real estate assets                 2,405         2,633         1,761        3,147           890        3,146
                                         ---------------------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                   $ 3,986       $ 6,109       $ 3,299      $ 2,607       $   621      $ 2,651
                                         =================================================================================

MILLS ALLOCATIONS:

     Mills share of FFO                         1,734         2,073         1,215          640           141          928
     Management Fees due Mills                    343           343           247          172            50          236
                                         ---------------------------------------------------------------------------------

     Total Mills FFO                          $ 2,077       $ 2,416       $ 1,462      $   812       $   191      $ 1,164
                                         =================================================================================

     Mills share of net income/(loss)         $   686       $ 1,179       $   219      $  (133)      $   (61)     $  (173)
                                         =================================================================================

                                            Katy          Opry        Arundel        Other        Total
                                            ----          ----        -------        -----        -----
REVENUES:
     Minimum rent                             $ 4,701       $ 5,865      $ 2,550          $ 25     $ 41,116
     Percentage rent                              114            58            -             -        2,862
     Recoveries from tenants                    2,366         1,978          673             -       16,352
     Interest income                            1,178           117          232           103        2,648
     Other revenue                                820           824          562             -        7,672
                                         -------------------------------------------------------------------
         Total revenues                         9,179         8,842        4,017           128       70,650

EXPENSES:
     Recoverable from tenants                   2,320         1,597          618             -       14,561
     Other operating  (1)                         701           331          217           396        5,724
     Interest expense                           1,870         3,676          460           214       21,326
     Depreciation and amortization              2,192         2,709          710            27       19,620
                                         -------------------------------------------------------------------
        Total Expenses                          7,083         8,313        2,005           637       61,231

     Gain on Land Sales                             -             -            -        10,273       10,273
     Other                                          -             -            -          (203)      (1,146)
                                         -------------------------------------------------------------------

NET INCOME/(LOSS)                               2,096           529        2,012         9,561       18,546
                                         ===================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items               2,096           529        2,012         9,561       18,546

Adjustments:
     Add: Extraordinary loss on debt
        extinguishment                              -             -            -             -          943
     Add: Depreciation and amortization
          of real estate assets                 2,192         3,211          710            27       20,122
                                         -------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                   $ 4,288       $ 3,740      $ 2,722       $ 9,588     $ 39,611
                                         ===================================================================

MILLS ALLOCATIONS:

     Mills share of FFO                         2,286         2,284          921         5,698       17,920
     Management Fees due Mills                    202           227          124             -        1,944
                                         -------------------------------------------------------------------

     Total Mills FFO                          $ 2,488       $ 2,511      $ 1,045       $ 5,698       19,864
                                         ===================================================================

     Mills share of net income/(loss)         $ 1,409         $ 329        $ 680       $ 6,387     $ 10,522
                                         ===================================================================

(1) Total property operating costs includes management fees as follows: Ontario Mills - $343, Grapevine Mills - $466, Arizona Mills - $520, The Block at Orange - $172, The Oasis at Sawgrass - $50, Concord Mills - $382, Katy Mills - $202 Opry Mills - $227 and Arundel Mills - $186.

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000


                                          Ontario      Grapevine     Arizona     The Block    The Oasis     Concord        Katy
                                          -------      ---------     -------     ---------    ---------     -------        ----
REVENUES:
     Minimum rent                           $ 20,730      $ 23,959     $ 21,425     $ 16,721      $ 5,763     $ 20,510     $ 19,352
     Percentage rent                           1,234           736          744          461          411          288          281
     Recoveries from tenants                   9,618        11,139        8,622        3,817        2,537        6,595        8,953
     Interest income                           1,278           449          254        2,020          532          606        2,968
     Other revenue                             5,373         5,534        4,867        1,292          226        2,128        1,879
                                        -------------------------------------------------------------------------------------------
         Total revenues                       38,233        41,817       35,912       24,311        9,469       30,127       33,433

EXPENSES:
     Recoverable from tenants                  8,704         9,352        7,932        4,840        2,482        6,023        8,633
     Other operating  (1)                      3,070         2,137        2,413        1,780          929        1,900        1,676
     Interest expense                          9,686        10,225       11,897        9,882        3,568       12,898        9,318
     Depreciation and amortization             8,880        10,530        6,894        9,518        3,565       12,479       12,054
                                        -------------------------------------------------------------------------------------------
        Total Expenses                        30,340        32,244       29,136       26,020       10,544       33,300       31,681

     Gain on Land Sales                            -             -            -            -            -            -            -
     Other                                         -             -         (943)           -            -            -            -
                                        -------------------------------------------------------------------------------------------

NET INCOME                                     7,893         9,573        5,833       (1,709)      (1,075)      (3,173)       1,752
                                        ===========================================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items              7,893         9,573        5,833       (1,709)      (1,075)      (3,173)       1,752

Adjustments:
     Add: Extraordinary loss on debt
        extinguishment                             -             -          943            -            -            -            -
     Add: Depreciation and amortization
         of real estate assets                 8,880        10,530        6,894        9,518        3,565       12,479       12,054
                                        -------------------------------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                 $ 16,773      $ 20,103     $ 13,670      $ 7,809      $ 2,490      $ 9,306     $ 13,806
                                        ===========================================================================================

MILLS ALLOCATIONS:

     Mills share of FFO                        7,311         6,823        5,036        1,917          567        3,257        6,512
     Management Fees due Mills                 1,074         1,057          950          656          209          909          735
                                        -------------------------------------------------------------------------------------------

     Total Mills FFO                         $ 8,385       $ 7,880      $ 5,986      $ 2,573        $ 776      $ 4,166      $ 7,247
                                        ===========================================================================================

     Mills share of net income               $ 3,441       $ 3,249      $ 2,149       $ (420)      $ (245)    $ (1,111)     $ 1,690
                                        ===========================================================================================

                                             Opry       Arundel       Other        Total
                                             ----       -------       -----        -----
REVENUES:
     Minimum rent                            $ 14,364      $ 2,550        $ 139    $ 145,513
     Percentage rent                              106            -            -        4,261
     Recoveries from tenants                    4,913          673            3       56,870
     Interest income                              551          498          363        9,519
     Other revenue                              1,497          562            -       23,358
                                        -----------------------------------------------------
         Total revenues                        21,431        4,283          505      239,521

EXPENSES:
     Recoverable from tenants                   4,130          618            -       52,714
     Other operating  (1)                       1,096          217          679       15,897
     Interest expense                           8,831          460          822       77,587
     Depreciation and amortization              6,407          710        1,155       72,192
                                        -----------------------------------------------------
        Total Expenses                         20,464        2,005        2,656      218,390

     Gain on Land Sales                             -            -       12,924       12,924
     Other                                          -            -       (1,137)      (2,080)
                                        -----------------------------------------------------

NET INCOME                                        967        2,278        9,636       31,975
                                        =====================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items                 967        2,278        9,636       31,975

Adjustments:
     Add: Extraordinary loss on debt
        extinguishment                              -            -            -          943
     Add: Depreciation and amortization
         of real estate assets                  6,407          710        1,155       72,192
                                        -----------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                   $ 7,374      $ 2,988     $ 10,791    $ 105,110
                                        =====================================================

MILLS ALLOCATIONS:

     Mills share of FFO                         4,916        1,014        6,584       43,937
     Management Fees due Mills                    559          124            -        6,273
                                        -----------------------------------------------------

     Total Mills FFO                          $ 5,475      $ 1,138      $ 6,584     $ 50,210
                                        =====================================================

     Mills share of net income                  $ 645        $ 773      $ 6,400     $ 16,571
                                        =====================================================


(1) Total property operating costs includes management fees as follows: Ontario Mills - $1,081, Grapevine Mills - $1,587, Arizona Mills - $1,601, The Block at Orange - $656, The Oasis at Sawgrass - $209, Concord Mills - $1,363, Katy Mills - $735, Opry Mills - $559 and Arundel Mills - $186.

                              THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS


                                      GROSS LEASED & OCCUPIED AREA (S.F.) (1)

                                              GLA Occupied (3)
Project                         Total GLA         at 12/00             %
-------                         ---------         --------             -
Potomac Mills                       1,635,591         1,602,577           97.98%
Franklin Mills                      1,739,480         1,668,432           95.92%
Sawgrass Mills                      1,849,159         1,822,609           98.56%
Gurnee Mills                        1,699,808         1,642,254           96.61%
                            -----------------------------------------------------
Total Mills                         6,924,038         6,735,872           97.28%

Liberty Plaza                         371,535           359,644           96.80%
                            -----------------------------------------------------
                                      371,535           359,644           96.80%

                            -----------------------------------------------------
Total Wholly Owned                  7,295,573         7,095,516           97.26%
                            =====================================================

Joint Ventures:

Ontario Mills                       1,471,096         1,439,313           97.84%
Grapevine Mills                     1,547,611         1,493,579           96.51%
Arizona Mills                       1,227,564         1,208,854           98.48%
Concord Mills                       1,260,655         1,186,063           94.08%
Katy Mills                          1,189,726         1,093,466           91.91%
Opry Mills                          1,111,264         1,076,306           96.85%
Arundel Mills                       1,011,023           885,974           87.63%
The Oasis at Sawgrass                 290,063           260,365           89.76%
The Block at Orange                   642,057           610,628           95.10%
                            -----------------------------------------------------

Total Joint Ventures                9,751,059         9,254,548           94.91%
                            =====================================================

Total Mills                        16,033,040        15,379,792           95.93%
                            =====================================================

Total Mills and Block              16,675,097        15,990,420           95.89%
                            =====================================================

Total Wholly Owned
  and Joint Ventures               17,046,632        16,350,064           95.91%
                            =====================================================

                           GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)                  TOTAL VACANT S.F.

                               Total       GLA Occupied (3)                                        Vacancies
Project                    Specialty GLA       at 12/00              %             Anchor           Specialty          Total
-------                    -------------       --------              -             ------           ---------          -----
Potomac Mills                      626,676           593,662            94.73%                0            33,014           33,014
Franklin Mills                     614,166           543,118            88.43%                0            71,048           71,048
Sawgrass Mills                     676,617           650,067            96.08%                0            26,550           26,550
Gurnee Mills                       623,162           565,608            90.76%                0            57,554           57,554
                          -----------------------------------------------------  --------------------------------------------------
Total Mills                      2,540,621         2,352,455            92.59%                0           188,166          188,166

Liberty Plaza                       52,280            40,389            77.26%                0            11,891           11,891
                          -----------------------------------------------------  --------------------------------------------------
                                    52,280            40,389            77.26%                0            11,891           11,891

                          -----------------------------------------------------  --------------------------------------------------
Total Wholly Owned               2,592,901         2,392,844            92.28%                0           200,057          200,057
                          =====================================================  ==================================================

Joint Ventures:

Ontario Mills                      509,569           477,786            93.76%                0            31,783           31,783
Grapevine Mills                    520,983           499,236            95.83%           32,285            21,747           54,032
Arizona Mills                      521,475           502,765            96.41%                0            18,710           18,710
Concord Mills                      569,313           494,721            86.90%                0            74,592           74,592
Katy Mills                         562,560           488,740            86.88%           22,440            73,820           96,260
Opry Mills                         534,867           499,909            93.46%                0            34,958           34,958
Arundel Mills                      539,426           414,377            76.82%                0           125,049          125,049
The Oasis at Sawgrass              155,203           125,505            80.87%                0            29,698           29,698
The Block at Orange                257,341           225,912            87.79%                0            31,429           31,429
                          -----------------------------------------------------  --------------------------------------------------

Total Joint Ventures             4,170,737         3,728,951            89.41%           54,725           441,786          496,511
                          =====================================================  ==================================================

Total Mills                      6,454,017         5,855,494            90.73%           54,725           598,523          653,248
                          =====================================================  ==================================================

Total Mills and Block            6,711,358         6,081,406            90.61%           54,725           629,952          684,677
                          =====================================================  ==================================================

Total Wholly Owned
  and Joint Ventures             6,763,638         6,121,795            90.51%           54,725           641,843          696,568
                          =====================================================  ==================================================

(1) Includes 960,933 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and at Grapevine Mills of 177,063 square feet are also included.
(2)    Anchor stores include all stores occupying more than 20,000 square feet.
(3) GLA occupied is defined as follows: (i) all space leased and for which rent is being paid as of December 1, 2000, excluding tenants with leases that have a term of less than 1 year plus (ii) GLA owned by certain store tenants.

                              THE MILLS CORPORATION
                          LEASE EXPIRATION SCHEDULE (1)


     The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of December 1, 2000 multiplied by 12.

     WHOLLY OWNED PROPERTIES

     ANCHOR/MAJOR TENANT EXPIRATIONS  (2), (3)

                                                                        Annualized Minimum       Annualized Minimum
       Lease Expiration      Number of Leases       Leased Area in          Rents Under              Rents per
             Year                Expiring           Square Footage        Expiring Leases           Square Foot
     ---------------------  --------------------  -------------------  ----------------------  -----------------------
             2001                   10                       582,818             $ 4,037,864                   $ 6.93
             2002                    5                       167,786               1,369,423                     8.16
             2003                    7                       411,050               2,601,357                     6.33
             2004                    9                       421,103               3,730,024                     8.86
             2005                    9                       407,586               3,152,141                     7.73
             2006                    6                       322,419               3,505,254                    10.87
             2007                    3                        92,072                 855,644                     9.29
             2008                    4                       214,357               2,064,487                     9.63
             2009                    3                       348,643               2,416,644                     6.93
             2010                    4                       184,730               1,798,394                     9.74
          After 2010                 5                       315,771               2,431,169                     7.70
                            --------------------  -------------------  ----------------------  -----------------------
                                    65                     3,468,335            $ 27,962,401                   $ 8.06

     WHOLLY OWNED PROPERTIES

     ANCHOR/MAJOR TENANT EXPIRATIONS  (2), (3)
                                Percent of           Percent
                               Total Leased          of Total
                              Square Footage      Minimum Rents
       Lease Expiration       Represented by      Represented by
             Year            Expiring Leases     Expiring Leases
     ---------------------   -----------------   -----------------
             2001                      16.80%              14.44%
             2002                       4.84%               4.90%
             2003                      11.85%               9.30%
             2004                      12.14%              13.34%
             2005                      11.75%              11.27%
             2006                       9.30%              12.54%
             2007                       2.65%               3.06%
             2008                       6.18%               7.38%
             2009                      10.05%               8.64%
             2010                       5.33%               6.43%
          After 2010                    9.10%               8.69%
                             -----------------   -----------------
                                      100.00%             100.00%

     SPECIALTY TENANT EXPIRATIONS

                                                                        Annualized Minimum       Annualized Minimum
       Lease Expiration      Number of Leases       Leased Area in          Rents Under              Rents per
             Year                Expiring           Square Footage        Expiring Leases           Square Foot
     ---------------------  --------------------  -------------------  ----------------------  -----------------------
             2001                   178                      509,327            $ 12,221,199                  $ 23.99
             2002                   122                      355,438               8,664,778                    24.38
             2003                   116                      376,989               9,464,929                    25.11
             2004                   74                       246,579               5,791,190                    23.49
             2005                   109                      436,609              11,039,755                    25.29
             2006                   36                       132,300               3,119,647                    23.58
             2007                   26                        47,836               1,935,454                    40.46
             2008                   15                        50,096               1,301,428                    25.98
             2009                   18                        66,402               1,751,328                    26.37
             2010                   36                        83,894               2,594,615                    30.93
          After 2010                14                        46,985               1,223,143                    26.03
                            --------------------  -------------------  ----------------------  -----------------------
                                    744                    2,352,455            $ 59,107,466                  $ 25.13

     SPECIALTY TENANT EXPIRATIONS
                                Percent of           Percent
                               Total Leased          of Total
                              Square Footage      Minimum Rents
       Lease Expiration       Represented by      Represented by
             Year            Expiring Leases     Expiring Leases
     ---------------------   -----------------   -----------------
             2001                      21.65%              20.68%
             2002                      15.11%              14.66%
             2003                      16.03%              16.01%
             2004                      10.48%               9.80%
             2005                      18.56%              18.68%
             2006                       5.62%               5.28%
             2007                       2.03%               3.27%
             2008                       2.13%               2.20%
             2009                       2.82%               2.96%
             2010                       3.57%               4.39%
          After 2010                    2.00%               2.07%
                             -----------------   -----------------
                                      100.00%             100.00%


     TOTALS

                                                                        Annualized Minimum       Annualized Minimum
       Lease Expiration      Number of Leases       Leased Area in          Rents Under              Rents per
             Year                Expiring           Square Footage        Expiring Leases           Square Foot
     ---------------------  --------------------  -------------------  ----------------------  -----------------------
             2001                   188                    1,092,145            $ 16,259,063                  $ 14.89
             2002                   127                      523,224              10,034,201                    19.18
             2003                   123                      788,039              12,066,286                    15.31
             2004                   83                       667,682               9,521,214                    14.26
             2005                   118                      844,195              14,191,896                    16.81
             2006                   42                       454,719               6,624,901                    14.57
             2007                   29                       139,908               2,791,098                    19.95
             2008                   19                       264,453               3,365,915                    12.73
             2009                   21                       415,045               4,167,972                    10.04
             2010                   40                       268,624               4,393,009                    16.35
          After 2010                19                       362,756               3,654,312                    10.07
                            --------------------  -------------------  ----------------------  -----------------------
                                    809                    5,820,790            $ 87,069,867                  $ 14.96


     TOTALS                     Percent of           Percent
                               Total Leased          of Total
                              Square Footage      Minimum Rents
       Lease Expiration       Represented by      Represented by
             Year            Expiring Leases     Expiring Leases
     ---------------------   -----------------   -----------------
             2001                      18.76%              18.67%
             2002                       8.99%              11.52%
             2003                      13.54%              13.86%
             2004                      11.47%              10.94%
             2005                      14.50%              16.30%
             2006                       7.81%               7.61%
             2007                       2.40%               3.21%
             2008                       4.54%               3.87%
             2009                       7.13%               4.79%
             2010                       4.61%               5.05%
          After 2010                    6.23%               4.20%
                             -----------------   -----------------
                                      100.00%             100.00%


(1) Excludes 835,933 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000 square feet; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; and Liberty Plaza - 13,741 square feet. A ground lease at Franklin Mills of 152,370 square feet is also excluded.
(2)  Anchor tenants are defined as any tenant whose GLA equals or exceeds
     50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft.
(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and is sublet to Regal Theatres.

                              THE MILLS CORPORATION
                          LEASE EXPIRATION SCHEDULE (1)


The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of December 1, 2000 multiplied by 12.


    Unconsolidated Joint Ventures

    Anchor/Major Tenant Expirations  (2), (3)                                                       Percent of        Percent
                                                                                                   Total Leased      of Total
                                                          Annualized Minimum   Annualized Minimum  Square Footage  Minimum Rents
    Lease Expiration    Number of Leases  Leased Area in     Rents Under           Rents per       Represented by  Represented by
          Year             Expiring       Square Footage   Expiring Leases        Square Foot      Expiring Leases Expiring Leases
    ------------------  ---------------- ---------------- -------------------  ------------------  --------------  --------------
          2001                 1                  30,639        $    474,905             $ 15.50           0.56%           0.70%
          2002                 1                  23,329             279,948               12.00           0.43%           0.41%
          2003                 2                  44,258             531,096               12.00           0.81%           0.78%
          2004                 3                  72,842             896,068               12.30           1.33%           1.32%
          2005                 0                       -                   -                   -           0.00%           0.00%
          2006                 5                 125,082           1,529,808               12.23           2.29%           2.25%
          2007                13                 341,847           5,489,596               16.06           6.26%           8.07%
          2008                 9                 366,901           4,262,270               11.62           6.72%           6.26%
          2009                24                 745,230          10,513,125               14.11          13.64%          15.45%
          2010                29                 958,747          12,282,512               12.81          17.55%          18.05%
       After 2010             42               2,754,073          31,780,062               11.54          50.41%          46.71%
                        ---------------- ---------------- -------------------  ------------------  --------------  --------------
                             129               5,462,948        $ 68,039,390             $ 12.45         100.00%         100.00%

    Specialty Tenant Expirations                                                                    Percent of        Percent
                                                                                                   Total Leased      of Total
                                                          Annualized Minimum   Annualized Minimum  Square Footage  Minimum Rents
    Lease Expiration    Number of Leases  Leased Area in     Rents Under           Rents per       Represented by  Represented by
          Year             Expiring       Square Footage   Expiring Leases        Square Foot      Expiring Leases Expiring Leases
    ------------------  ---------------- ---------------- -------------------  ------------------  --------------  --------------
          2001                 84                300,042        $  6,130,194             $ 20.43           7.95%           6.38%
          2002                138                422,803           9,799,974               23.18          11.20%          10.20%
          2003                100                320,891           8,029,809               25.02           8.50%           8.36%
          2004                139                522,468          11,676,401               22.35          13.84%          12.15%
          2005                137                475,190          11,786,116               24.80          12.58%          12.27%
          2006                 68                230,475           5,771,018               25.04           6.10%           6.01%
          2007                 88                265,467           6,862,739               25.85           7.03%           7.14%
          2008                 62                188,215           5,822,200               30.93           4.98%           6.06%
          2009                 87                294,858           8,233,362               27.92           7.81%           8.57%
          2010                133                499,475          14,199,457               28.43          13.23%          14.78%
       After 2010              45                256,076           7,767,949               30.33           6.78%           8.08%
                        ---------------- ---------------- -------------------  ------------------  --------------  --------------
                            1,081              3,775,960        $ 96,079,219             $ 25.44         100.00%         100.00%



    Totals                                                                                          Percent of        Percent
                                                                                                   Total Leased      of Total
                                                          Annualized Minimum   Annualized Minimum  Square Footage  Minimum Rents
    Lease Expiration    Number of Leases  Leased Area in     Rents Under           Rents per       Represented by  Represented by
          Year             Expiring       Square Footage   Expiring Leases        Square Foot      Expiring Leases Expiring Leases
    ------------------  ---------------- ---------------- -------------------  ------------------  --------------  --------------
          2001                 85                330,681        $  6,605,099             $ 19.97           3.58%           4.02%
          2002                139                446,132          10,079,922               22.59           4.83%           6.14%
          2003                102                365,149           8,560,905               23.44           3.95%           5.22%
          2004                142                595,310          12,572,469               21.12           6.44%           7.66%
          2005                137                475,190          11,786,116               24.80           5.14%           7.18%
          2006                 73                355,557           7,300,826               20.53           3.85%           4.45%
          2007                101                607,314          12,352,335               20.34           6.57%           7.53%
          2008                 71                555,116          10,084,470               18.17           6.01%           6.14%
          2009                111              1,040,088          18,746,487               18.02          11.26%          11.42%
          2010                162              1,458,222          26,481,969               18.16          15.78%          16.14%
       After 2010              87              3,010,149          39,548,011               13.14          32.58%          24.10%
                        ---------------- ---------------- -------------------  ------------------  --------------  --------------
                            1,210              9,238,908        $164,118,609             $ 17.76         100.00%         100.00%




(1) Excludes 125,000 square feet of gross leaseable area owned by tenants as follows: Ontario Mills - 125,000 square feet. A ground lease at Grapevine Mills of 177,063 square feet is also excluded.
(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft.
(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and is sublet to Regal Theatres.

                              THE MILLS CORPORATION
                                RENTAL RATES (1)
                                DECEMBER 31, 2000



    The following table sets forth the average base rent per leased square foot of store openings and closings for the properties in the aggregate for the five years ended December 31, 2000, 1999, 1998, 1997 and 1996.


                                                          ANCHOR STORES
                  ----------------------------------------------------------------------------------------------
                          STORE OPENINGS                    STORE CLOSINGS                    RELEASING
                            DURING YEAR                       DURING YEAR                    SPREAD (2)
                  --------------------------------  --------------------------------  --------------------------
                    AVERAGE                           AVERAGE
                   BASE RENT          TOTAL          BASE RENT          TOTAL
       YEAR       PER SQ. FT.        SQ. FT.        PER SQ. FT.        SQ. FT.
    ------------  -------------  -----------------  -------------  -----------------
       2000            $ 14.24            313,287        $ 10.16            177,003           $ 4.08     40.16%
       1999              10.39            297,754           9.05            112,302             1.34     14.81%
       1998              11.94            234,059           8.48            224,636             3.46     40.80%
       1997               7.33            393,342           7.32            233,471             0.01      0.14%
       1996              18.54             91,653          12.95             74,453             5.59     43.17%


                                                    SPECIALTY STORES
                  --------------------------------------------------------------------------------------
                        STORE OPENINGS                  STORE CLOSINGS                  RELEASING
                          DURING YEAR                     DURING YEAR                  SPREAD (2)
                  ----------------------------  --------------------------------  ----------------------
                      AVERAGE                     AVERAGE
                     BASE RENT        TOTAL      BASE RENT          TOTAL
       YEAR         PER SQ. FT.      SQ. FT.    PER SQ. FT.        SQ. FT.
    ------------  ----------------  ----------  -------------  -----------------
       2000               $ 29.07     423,771        $ 25.16            391,141      $ 3.91      15.55%
       1999                 26.09     318,864          24.50            454,633        1.59       6.49%
       1998                 23.43     405,408          21.80            339,988        1.63       7.48%
       1997                 22.83     415,593          20.92            402,105        1.91       9.13%
       1996                 22.76     290,825          19.97            311,250        2.79      13.97%


(1) Katy Mills, Concord Mills, The Oasis at Sawgrass, The Block at Orange, Opry Mills and Arundel Mills are excluded from this analysis, due to still being in their initial lease-up phase. For the same reason, Ontario Mills for 1997 and Grapevine Mills and Arizona Mills for 1998 are excluded.

(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the years ended December 31, 2000, 1999, 1998, 1997 and 1996. Openings and closings include renewals but exclude exercised options.

                              THE MILLS CORPORATION
                                  AVERAGE RENTS
                                DECEMBER 31, 2000



    The following table sets forth for the last five years, certain information regarding operating rents with respect to the existing Mills and The Block at Orange.


                                                                                    MINIMUM PLUS PERCENTAGE RENT
                      --------------------------------------------------------------------------------------------------------------
                                                                 TOTAL STORES                                ANCHOR STORES
                                                        --------------------------------             -------------------------------
                               AVERAGE
                               PERCENT
       YEAR                   LEASED (1)                     TOTAL         PER SQ. FT.                   TOTAL         PER SQ. FT.
    ------------           -----------------            -----------------  -------------             ---------------  --------------
       2000                      95%                       $ 219,861,786        $ 17.12                $ 78,834,651         $ 10.08
       1999      (2)             96%                         166,145,597          16.41                  57,382,233            9.55
       1998      (2)             96%                         143,417,531          15.41                  47,700,311            8.65
       1997      (2)             94%                          98,587,164          14.65                  30,145,762            7.58
       1996                      94%                          78,313,084          13.97                  22,409,034            6.80


                                    MINIMUM PLUS PERCENTAGE RENT
                                  ---------------------------------
                                          SPECIALTY STORES
                                  ---------------------------------


       YEAR                            TOTAL          PER SQ. FT.
    ------------                  -----------------  --------------
       2000                          $ 141,027,135         $ 27.94
       1999      (2)                   108,763,364           26.43
       1998      (2)                    95,717,220           25.24
       1997      (2)                    68,441,402           24.84
       1996                             55,904,050           24.21



(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

Note: The above amounts do not include Mainstreet retail income of $4,308,000 for 2000, $2,659,000 for 1999, $2,511,000 for 1998, $2,251,000 for 1997,
      and $2,088,000 for 1996.

                              THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             AS OF DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)


                                  Principal                                                                     Annual
                                   Balance                                Annual Interest      Maturity        Interest
                                   (000's)        Interest Rate Type            Rate             Date           (000's)
                                   -------        ------------------            ----            -------          -------
Potomac Mills/Gurnee Mills:
         Tranche A                $   199,148 (19)      Fixed                        6.905%     12/17/26 (1)     $13,751
         Tranche B                     27,000 (19)      Fixed                        7.021%     12/17/26 (1)       1,896
         Tranche C                     15,000 (19)      Fixed                        7.235%     12/17/26 (1)       1,085
         Tranche D                     30,000 (19)      Fixed                        7.701%     12/17/26 (1)       2,310
Franklin Mills and Liberty Plaza
         Tranche A                    106,358           Fixed                        7.882%       6/1/27 (3)       8,383
         Mortgage Loan                 19,339           Fixed                        7.440%       6/1/27 (3)       1,439
         Mortgage Loan                 12,627           Fixed                        6.220%       6/1/27 (3)         785
Sawgrass Mills                        285,000          Variable           275 bp over Libor      6/18/01          26,543 (6)
CVS Portfolio (25 stores)              35,967           Fixed                        7.960%     10/10/10           2,863
CVS Portfolio (25 stores)              28,330           Fixed                        9.350%      1/10/23           2,649
CVS Portfolio (21 stores)              40,646           Fixed                        6.498%       8/6/18           2,641
Concord Mills Residual III              9,043          Variable           225 bp over Libor     12/31/02 (11)        797 (6)
                                 -------------                                                                 ----------
Total Property Mortgages            $ 808,458                                                                    $65,142
                                 -------------                                                                 ----------

Corporate Misc                          2,400           Fixed                        7.180%      7/15/01             172
Mainstreet Retail                      12,938          Variable           425 bp over Libor      7/21/10           1,399
Foodbrand (Katy/Franklin/Opry)         11,925           Fixed                       11.080%      7/15/05           1,321
Foodbrand (Arundel)                     1,913           Fixed             Treasury + 4.500%     10/30/05             181 (18)
Foodbrand (Arundel)                     1,000          Variable                     12.000%     10/30/05             120
Corporate Term Loan                    50,000          Variable           225 bp over Libor       6/1/03           4,406 (6)
Corporate Line of Credit               75,000          Variable           275 bp over Libor       6/1/02 (8)       6,984 (6)
Sawgrass Residual                       2,871          Variable           165 bp over Libor      1/18/01             236 (6)
                                 -------------                                                                 ----------
       Total                        $ 966,505                                                                    $79,960
                                 =============                                                                 ==========


                                   Earliest day    Recourse to
                                   at which debt    Company or
                                   can be repaid   Op. Ptnrshp
                                   -------------   -----------
Potomac Mills/Gurnee Mills:
         Tranche A                     (2)              0%
         Tranche B                     (2)              0%
         Tranche C                     (2)              0%
         Tranche D                     (2)              0%
Franklin Mills and Liberty Plaza                        0%
         Tranche A                     (4)              0%
         Mortgage Loan                 (4)              0%
         Mortgage Loan                 (4)              0%
Sawgrass Mills                         (5)              0%
CVS Portfolio (25 stores)              (15)             0%
CVS Portfolio (25 stores)              (16)             0%
CVS Portfolio (21 stores)              (17)             0%
Concord Mills Residual III             (7)             100%

Total Property Mortgages


Corporate Misc                         (9)              0%
Mainstreet Retail                      (14)            100%  (14)
Foodbrand (Katy/Franklin #1)           (13)            100%
Foodbrand (Arundel)                    (13)            100%
Foodbrand (Arundel)                    (13)            100%
Corporate Term Loan                 (7), (12)           0%   (12)
Corporate Line of Credit               (7)             100%
Sawgrass Residual                      (10)             0%


       Total


Notes: ---------------------------------

(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.

                              THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             AS OF DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)

Notes:
---------------------------------
(2) Prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could have earn if it invested the repayment in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.
(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.
(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).
(5) The indebtedness is a non-amortizing loan with an anticipated balloon payment date of June 18, 2001. Prepayment on the entire loan balance is permitted with a 30-day written notice to lender.
(6) Calculated using 30-day LIBOR at 6.56125%, which was the rate at December 31, 2000.
(7)    Prepayable, in whole or in part, at any time without prepayment penalty.
(8) The total commitment under the Line of Credit is $75,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 175 bp to 275 bp over Libor subject to certain leverage tests (Libor + 275 bp at December 31, 2000).
(9) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.
(10) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.
(11) The total commitment under this loan is $15,000. Funds are available subject to certain performance measures and restrictive covenants. The indebtedness matures on December 31, 2002. The loan is guaranteed by the Company.
(12) The $50 million term loan is secured by the Company's interest in the Franklin Mills property. The loan has mandatory principal repayments in the amount of $5 million due on or before June 1, 2001 and $10 million due on or before June 1, 2002.
(13) The indebtedness relates to capital leases for leasehold improvements and equipment for Foodbrand operations at Katy Mills, Franklin Mills, Opry Mills and Arundel Mills. The leases have five year terms and are guaranteed by the Company.
(14) The indebtedness is a 10 year amortizing loan with a repayment date of July 21, 2010. Interest is payable at variable rate of LIBOR plus 425 bp for the first 24 months of the loan. After the first 24 months, the interest rate will be payable at a variable rate which will be the higher of LIBOR plus 425 bp or the 7 year Treasury Rate. The collateral for the loan is all the pushcarts and kiosks that are owned by Mainstreet Retail, an affiliate of the Company. Also, the loan is guaranteed by the Company.
(15) The indebtedness is a non amortizing loan with an anticipated balloon repayment date of October 10, 2010. Interest is payable at a fixed rate of 7.96%. The loan may be prepaid upon 30 days notice to lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount prepaid. After July 31, 2005, the indebtedness may be prepaid in whole or in part, along with a prepayment penalty that will be subject to a reinvestment yield calculation. The debt is fully assignable.
(16) The indebtedness is a non amortizing loan with an anticipated balloon repayment date of January 10, 2023. Interest is payable at a fixed rate of 9.35%. The loan may be prepaid upon 30 days notice to lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount prepaid. After July 31, 2005, the indebtedness may be prepaid in whole or in part, along with a prepayment penalty that will be subject to a reinvestment yield calculation. The debt is fully assignable.
(17) The indebtedness is an amortizing loan with an anticipated balloon repayment date of August 6, 2018. Interest is payable at a fixed rate of 6.50%. The loan may be prepaid beginning 90 days prior to August 6, 2018 provided the loan is prepaid in its entirety and and includes a yield maintenance premium. The debt is fully assignable.
(18) Calculated using 5-year Treasury at 4.976%, which was the rate at December 31, 2000.
(19) The Company refinanced this debt on February 20, 2001 with a new mortgage loan in the amount of $355,000. The new debt is a 30-year amortizing loan with an anticipated balloon repayment date of March 10, 2011. Interest is payable at a fixed rate of 7.46%. Proceeds from the loan were used to repay the existing loan and any remaining proceeds were used for general corporate purposes.

                              THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             AS OF DECEMBER 31, 2000
                             (Dollars in thousands)


                            Principal
                             Balance            Total            Interest Rate      Annual Interest          Maturity
                             (000's)          Commitment             Type                 Rate                 Date
                             -------          ----------             ----                 ----               --------
Arizona Mills                 $ 145,762           $ 146,000          Fixed                     7.895%           10/5/10
Grapevine Mills                 155,000             155,000          Fixed                     6.465%           10/1/08 (1)
Grapevine Mills II               14,491              14,500          Fixed                     8.390%           11/5/08 (5)
Ontario Mills                   142,117             145,000          Fixed                     6.750%           12/1/28 (9)
Ontario Mills II                 10,500              10,500          Fixed                     8.010%            1/5/09
Block at Orange                 131,407             136,000        Variable         125 bp over Libor (6)       1/22/02
Sawgrass Phase III               44,000              44,000        Variable         110 bp over Libor (7)       1/18/02
Sawgrass Phase III                3,495               6,500        Variable         275 bp over Libor           1/18/02
Concord Mills                   179,883             199,000        Variable         110 bp over Libor (13)      12/2/01
Katy Mills                      164,924             168,000        Variable         175 bp over Libor           3/31/02
Opry Mills                      170,284             176,500          Fixed     (17) 175 bp over Libor (17)      10/1/02
Arundel Mills                   111,428             191,000        Variable         165 bp over Libor           5/30/03
Arundel Mills Residual            5,374              10,000        Variable         200 bp over Libor           12/8/01
Discover Mills                   25,000              25,000        Variable         300 bp over Libor           6/19/01
                          --------------   -----------------
       Total                $ 1,303,665         $ 1,427,000
                          ==============   =================

                              Annual        Earliest day     Recourse to
                             Interest       at which debt    Company or
                              (000's)       can be repaid    Op. Ptnrshp
                              -------       -------------    -----------
Arizona Mills                  $ 11,508          (3)            0.0%
Grapevine Mills                  10,021          (2)            0.0%
Grapevine Mills II                1,216          (3)            50.0%     (10)
Ontario Mills                     9,593          (3)            0.0%
Ontario Mills II                    841          (8)            0.0%
Block at Orange                  10,265 (4)      (3)            26.7%     (11)
Sawgrass Phase III                3,371 (4)     (15)            0.0%      (12)
Sawgrass Phase III                  325 (4)     (15)            0.0%      (12)
Concord Mills                    13,961 (4)      (2)            10.0%     (13)
Katy Mills                       13,707 (4)     (15)            25.0%     (14)
Opry Mills                       14,578 (4)     (16)            50.0%     (18)
Arundel Mills                     9,150 (4)     (19)            50.0%     (20)
Arundel Mills Residual              460 (4)     (22)            50.0%     (20)
Discover Mills                    2,390 (4)     (23)           100.0%     (24)
                           -------------
       Total                  $ 101,386
                           =============


Notes: ----------------------------------------

(1) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. This loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.
(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.
(3) The Company shall have the right to make prepayments of the loan, with a prepayment penalty subject to a yield maintenance calculation. If the prepayment occurs during the 3 months prior to the maturity date, there is not prepayment penalty.
(4) Calculated using 30-day LIBOR at 6.56125%, which was the rate at December 31, 2000.
(5) This indebtedness is a 30 year amortizing loan with a balloon payment date of November 5, 2008.
(6) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred,
       (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors, (iv) the DSC Ratio for any Calculation Period is equal to or greater than 1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

                              THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             AS OF DECEMBER 31, 2000
                             (Dollars in thousands)


Notes:
----------------------------------------

(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.
(8) This indebtedness may be prepaid with penalty based on a Yield Maintenance Premium calculation. If prepayment occurs during the 3 months prior to the maturity date, there is no prepayment penalty.
(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.
(10) Principal guaranteed by the Company is equal to 50% of the outstanding principal balance. The guarantee will reduce to 0% upon successful tax subdivision of a land parcel that is owned by the Grapevine Mills II joint venture.
(11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to $68,000; (iii) upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $34,000; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%. As of December 31, 2000 the guarantee amount was $34,000.
(12) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of December 31, 2000, the guarantee amount was 0%.
(13) The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements; (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of December 31, 2000, the guarantee amount was 10%.
(14) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%;
       (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%. As of December 31, 2000, the guarantee amount was 25%.
(15) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.
(16) The indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.
(17) The interest is considered as fixed, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.
(18) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a debt service coverage ratio of 1.10 the Guaranteed Amount will reduce to 50%. On September 29, 2000, the Company entered into a modification agreement whereby the loan commitment was increased from $168,000 to $176,500. As of December 31, 2000, the guarantee amount was 50%.
(19) Prepayable, in whole or in part, at any time upon 3 days prior notice to lender without prepayment penalty. Any partial prepayments shall be in $100,000 increments.
(20) Principal and interest is guaranteed by the Company and Simon Property Group and may be reduced as follows: as of closing, the "Guaranteed Amount" was 50% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined in the construction loan agreement, the Guaranteed Amount will reduce to 25%; (ii) upon achieving a DSC ratio of 1.20 the Guaranteed Amount will reduce to 17.5%; (iv) upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition the Guaranteed Amount will reduce to 10%. As of December 31, 2000, the guarantee amount was 50%.
(21) Principal is guaranteed by the Company and Simon Property Group and is limited to 50% of principal and interest.
(22) Prepayable, in whole or in part, at any time upon 10 days prior notice to lender without prepayment penalty.
(23) This indebtedness may be prepaid in whole or in part, at any time upon 7 days prior notice to Lender without prepayment penalty. Prepayment shall include all interest accrued on loan through prepayment date (and all late charges and other sums that may be payable) through the date of prepayment.
(24)   Principal is guaranteed by the Company.

                              THE MILLS CORPORATION
                 SPECIALTY STORE TENANT REPORTED SALES ANALYSIS
                             AS OF DECEMBER 31, 2000


                                    GROSS SALES (PSF)

TWELVE MONTHS                                                           PERCENTAGE
ENDED DECEMBER 31,        CURRENT YEAR             PRIOR YEAR             CHANGE
------------------    ---------------------   ---------------------  ------------------
         2000                        $ 352                   $ 337               4.45%


         1999                        $ 337                   $ 332               1.51%


         1998                        $ 342                   $ 340               0.59%





                                COMPARABLE SALES ('000'S)

TWELVE MONTHS                                                           PERCENTAGE
ENDED DECEMBER 31,        CURRENT YEAR             PRIOR YEAR             CHANGE
------------------    ---------------------   ---------------------  ------------------
         2000                  $ 1,070,290             $ 1,063,065               0.68%


         1999                  $   991,116             $   986,197               0.50%


         1998                  $   726,319             $   745,091              -2.52%


    Notes:
    ----------------
    For the analysis above, the Company only includes those projects which the Company views as achieving stabilized performance levels.

    The projects included in the respective years are as follows:
               2000 Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange and The Oasis at Sawgrass

               1999 Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, and Arizona Mills.

               1998 Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, and Ontario Mills.

    Comparable sales presented above are based on tenant reported sales for the twelve months ended December 31, 2000 versus the twelve months ended December 31, 1999 and include only those tenants that have been in occupancy for the 24 month period ended December 31, 2000. Concord Mills and Katy Mills which opened September 1999 and October 1999, respectively, are excluded from this analysis, since these projects have not reached stabilized performance levels.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES
                                DECEMBER 31, 2000



MILLS, BLOCK AND COMMUNITY CENTERS COMBINED (9), (10), (11)

                                                              Twelve Months Ended             Year ended December 31,
                                                              December 31, 2000              1999                   1998
                                                              ------------------       -----------------      -----------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                               $ 1,173,885             $   284,206            $ 1,356,290

Per Square Foot (2)                                                        0.10                    0.03                   0.12


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                               $ 3,617,617             $ 3,934,656            $ 4,497,574

Per Square Foot Improved (4)                                               7.60                    8.52                   7.85
Per Square Foot (2)                                                        0.37                    0.38                   0.46

TOTAL RECURRING COSTS

Costs                                                               $ 4,791,502             $ 4,218,862            $ 5,853,864
Per Square Foot (2)                                                        0.47                    0.41                   0.58


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                               $27,614,724 (7)         $22,811,936 (7)        $18,774,753 (7)

Per Square Foot Improved (5)                                              61.40                   51.85                  71.68
Per Square Foot (2)                                                        2.25                    1.91                   1.58


WORK IN PROCESS (6)

Cumulative Costs                                                    $ 1,989,851             $ 2,676,259            $ 8,447,326

Cumulative Per Square Foot Improved (8)                                   13.92                   18.81                  25.99



(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9)    Excludes projects that have not reached stabilized performance levels.
(10) Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been restated to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.
(11)   The Company sold ten of its eleven community centers on August 3, 2000.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES
                                DECEMBER 31, 2000



MILLS AND BLOCK PORTFOLIO  (9), (10)

                                                              Twelve Months Ended             Year ended December 31,
                                                              December 31, 2000              1999                   1998
                                                              ------------------       -----------------      -----------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                               $ 1,025,745             $   111,657            $   852,262

Per Square Foot (2)                                                        0.11                    0.01                   0.10


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                               $ 2,872,457             $ 3,647,528            $ 3,304,643

Per Square Foot Improved (4)                                               8.06                    9.28                   8.53
Per Square Foot (2)                                                        0.37                    0.44                   0.44

TOTAL RECURRING COSTS

Costs                                                               $ 3,898,202             $ 3,759,185            $ 4,156,905
Per Square Foot (2)                                                        0.48                    0.45                   0.54


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                               $18,529,987 (7)         $16,842,194 (7)        $18,038,585 (7)

Per Square Foot Improved (5)                                              57.36                   64.28                  96.48
Per Square Foot (2)                                                        1.87                    1.73                   1.86


WORK IN PROCESS (6)

Cumulative Costs                                                    $ 1,989,851             $ 1,955,746            $ 6,779,660

Cumulative Per Square Foot Improved (8)                                   13.92                   38.97                  38.45


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9)    Excludes projects that have not reached stabilized performance levels.
(10) Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been restated to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES
                                DECEMBER 31, 2000



COMMUNITY CENTERS  (8)

                                                              Twelve Months Ended             Year ended December 31,
                                                              December 31, 2000              1999                   1998
                                                              ------------------       -----------------      -----------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                                $  148,140              $  172,549             $  504,028

Per Square Foot (2)                                                        0.07                    0.08                   0.23


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                $  745,160              $  287,128             $1,192,931

Per Square Foot Improved (4)                                               5.82                    3.83                   6.10
Per Square Foot (1)                                                        0.34                    0.13                   0.54

TOTAL RECURRING COSTS

Costs                                                                $  893,300              $  459,677             $1,696,959
Per Square Foot (2)                                                        0.41                    0.21                   0.77


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                $9,084,737              $5,969,742             $  736,168

Per Square Foot Improved (5)                                              72.90                   33.49                   9.76
Per Square Foot (2)                                                        4.12                    2.71                   0.33

WORK IN PROCESS (6)

Cumulative Costs                                                     $        -              $  720,513             $1,667,666

Cumulative Per Square Foot Improved (7)                                       -                    7.83                  11.22


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Calculated as Work In Process divided by GLA of all space with work in process.
(8)    The Company sold ten of its eleven community centers on August 3, 2000.

                              THE MILLS CORPORATION
                              KEY FINANCIAL RATIOS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                                                           As of the
                                                                                               Twelve Months Ended December 31,

                                                                                                 2000                     1999
                                                                                             -------------            -------------
COVERAGE RATIOS (Trailing 12 months EBITDA with JV's, Interest Expense with JV's)
---------------------------------------------------------------------------------

         Consolidated Interest Expense  (net of loan cost amortization)                            53,371                   46,808
         JV Portion of Interest Expense  (net of loan cost amortization)  (1)                      31,635                   14,884
                                                                                             -------------            -------------
         Total Interest Expense                                                                    85,006                   61,692

         Interest Coverage Ratio (EBITDA / Interest Expense)                                         2.46                     2.68

         Fixed Charge Ratio (EBITDA / Interest Expense and Principle Amortization)                   2.20                     2.42

LEVERAGE RATIOS
---------------

         Consolidated Debt to Market Capitalization Ratio                                           59.9%                    55.7%

         Total Debt to Market Capitalization Ratio (Includes Mills' Share of JV Debt)               69.5%                    63.6%

DIVIDEND PAYOUT RATIOS (Trailing 12 months)
-------------------------------------------

         Dividends Paid                                                                            81,082                   77,831

         Funds from Operations                                                                    105,279                   95,076

         Adjusted Funds from Operations                                                           101,381                   91,317

         FFO Payout Ratio  (Dividend / FFO)                                                          0.77                     0.82

         AFFO Payout Ratio  (Dividend / AFFO)                                                        0.80                     0.85

DEBT INDICATORS
---------------

         Weighted Average Maturity (Includes Mills' Share of JV Debt)                                3.98                     3.93

         Weighted Average Interest Rate (Consolidated Debt Only)                                    8.27%                    7.30%

         Weighted Average Interest Rate (Includes Mills' Share of JV Debt)                          8.12%                    7.32%

         Fixed Rate Debt % (Consolidated Debt)                                                      54.8%                    75.5%

         Fixed Rate Debt % (Includes Mills' Share of JV Debt)  (2)                                  55.6%                    63.9%

(1)    Includes annualized interest expense for Opry Mills and Arundel Mills.
(2) Assumes Opry Mills as fixed rate debt, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.

                              THE MILLS CORPORATION
                              KEY FINANCIAL RATIOS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                DECEMBER 31, 2000
                                   (UNAUDITED)


MARKET CAPITALIZATION CALCULATIONS
----------------------------------
         Shares and units outstanding (end of quarter)                                              39,116                   38,988
         Stock price (end of quarter)                                                         $     16.563             $     17.875
                                                                                              -------------            -------------
         Equity Market Capitalization  (A)                                                    $    647,878             $    696,911


         Consolidated Debt (end of quarter)                                                        966,505                  877,276
         Mills' Share of JV Debt (end of quarter)                                                  509,182                  338,935
                                                                                              -------------            -------------
         Total Debt                            (B)                                               1,475,687                1,216,211

         Total Market Capitalization  (A) + (B)                                                  2,123,565                1,913,122
                                                                                              =============            =============

EBITDA CALCULATION
------------------

         Income Before Extraordinary Items and Minority Interest                                    61,255                   48,603
         Less:  Equity in Earnings of Unconsolidated JV's before Extraordinary Items               (16,571)                 (12,287)
         Less:  Sale of Community Centers                                                          (18,370)                      --
         Plus:  Consolidated Depreciation and Amortization                                          40,965                   36,669
         Plus:  Consolidated Interest Expense                                                       53,371                   46,808
         Plus:  JV Share of EBITDA from JV Investments  (3)                                         88,761                   45,353
                                                                                              -------------            -------------
         Total EBITDA                                                                              209,411                  165,146
                                                                                              =============            =============

FFO and AFFO (Trailing 12 months)
---------------------------------
         Funds From Operations                                                                     105,279                   95,076
         Less:    Recurring Capital Expenditures                                                    (3,898)                  (3,759)
                                                                                              -------------            -------------
         Adjusted Funds From Operations                                                            101,381                   91,317
                                                                                              =============            =============

(3)    Includes annualized EBITDA from Opry Mills and Arundel Mills.